Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2005, I, Peter A. Darbee, Chairman, Chief Executive Officer and President of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ PETER A. DARBEE
PETER A. DARBEE
Chairman, Chief Executive Officer and President

February 17, 2006

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2005, I, Christopher P. Johns, Senior Vice President, Chief Financial Officer and Treasurer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ CHRISTOPHER P. JOHNS
CHRISTOPHER P. JOHNS
Senior Vice President,
Chief Financial Officer and Treasurer

February 17, 2006